EXECUTION COPY

EXHIBIT (10.6)

     This is an AMENDMENT AGREEMENT, dated as of April 6, 2009 (this “Amendment Agreement”), under the Exchange Agreement, dated as of April 3, 2009 (the “Exchange Agreement”), by and between J.P. Morgan Securities Inc. (the “Noteholder”) and Albany International Corp. (the “Company” and together with the Noteholder, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meaning assigned to them in the Exchange Agreement.

WHEREAS, the Parties entered into the Exchange Agreement pursuant to which the Noteholder agreed to exchange a fixed amount of $93,984,000 in aggregate principal amount of the Company’s 2.25% Convertible Senior Notes due 2026 (the “Convertible Notes”) for (i) an equivalent amount of the Company’s 2.25% Senior Notes due 2026 plus (ii) the Cash Payment (as defined in the Exchange Agreement) per Convertible Note; and

WHEREAS, the Parties have agreed to make certain amendments to the terms and conditions of the Exchange Agreement to reflect that the Noteholder and the Company shall exchange an amount up to $93,984,000 in aggregate principal amount of the Convertible Notes owned by the Noteholder on the Closing Date and certain other changes

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.	Agreement. The Noteholder and the Company agree to exchange all but not less than all of the Convertible Notes held by the Noteholder on the Closing Date, subject to the terms and conditions in the Exchange Agreement.

2.	Amendments. The Exchange Agreement is hereby amended such that:

	2.1.	each reference to “$93,984,000” shall read “up to $93,984,000”; and

	2.2.	the reference to “April 8, 2009” in Section 7.1 (Termination) shall read “April 9, 2009”.

3.	Miscellaneous.

	3.1.	Effectiveness. The provisions of this Amendment Agreement shall become effective as of the date when this Amendment Agreement shall have been duly executed and delivered by each of the Parties.

	3.2.	Effect of the Amendment. This Amendment Agreement supplements and amends the Exchange Agreement and shall be a part, and subject to all the terms, thereof. Except as expressly supplemented or amended hereby, the Exchange Agreement shall continue in full force and effect.

	3.3.	References to the Agreement. All references in the Exchange Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Exchange Agreement, and all references in each other document executed or delivered in connection therewith to “the Exchange Agreement,” “thereunder,” “thereof” or words of like import referring to the Exchange Agreement, shall be deemed a reference to the Exchange Agreement as amended hereby.

3.4.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. The Parties waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment Agreement or any transaction related hereto to the fullest extent permitted by applicable law.

3.5.	Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

3.6.	Counterparts. The Parties may sign any number of copies of this Amendment Agreement. Each signed copy shall be an original, but all of them shall represent the same agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by electronic or facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

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     IN WITNESS WHEREOF, the Parties hereto have executed this Amendment Agreement on the date first written above.

ALBANY INTERNATIONAL CORP.

By: /s/ Michael C. Nahl
Name: MICHAEL C. NAHL
Title: EXECUTIVE VP & CEO

J.P. MORGAN SECURITIES INC.

By: /s/ Michael O’Donovan_________
Name: MICHAEL O’DONOVAN
Title: MANAGING DIRECTOR

Amendment to Exchange Agreement
Signature Page